UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 4, 1999



                             SONIC AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                1-13395                                56-201079
(State or other jurisdiction of           (Commission File Number)                     (I.R.S Employer
incorporation or organization)                                                       Identification No.)



     5401 E. Independence Boulevard                                     28212
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (704) 532-3320


         (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5:  OTHER EVENTS.

         Please see Exhibit 99.1.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.   Not required.

(B)      PRO FORMA FINANCIAL INFORMATION.   Not required.

(C)      EXHIBITS.

Exhibit
Number               Description of Exhibits


99.1 Press Release issued by Sonic on November 4, 1999 pertaining to authorized stock repurchase of up to $25 million.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         SONIC AUTOMOTIVE, INC.



Date: November 19, 1999    By:  /s/ Theodore M. Wright.
      -----------------        ------------------------------------------------
                                            THEODORE M. WRIGHT
                                  VICE PRESIDENT-FINANCE, CHIEF FINANCIAL
                                     OFFICER, TREASURER AND SECRETARY
                               (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)

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